                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                             NATIONWIDE MUTUAL FUNDS
                             -----------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
                                       ---
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:___________

2)   Aggregate number of securities to which transaction applies:___________

3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

URGENT NOTICE
                                                     [GARTMORE FUNDS LOGO]
May 22, 2007                                         1200 River Road, Suite 1000
                                                     Conshohocken, PA  19428

Dear Valued Shareholder:

Our records indicate that we have not yet received your important proxy vote for the Special Meeting of  Shareholders  of Gartmore Mutual Funds.  The Meeting was
held on April 25, 2007 but was  adjourned  for certain Funds until June 1, 2007, at 3:00 p.m. in order to solicit  additional votes. The reconvened  meeting will be held at the address  above.  This  Special  Meeting is very  important to the business  of your  Fund(s).  The Board of  Trustees  of  Gartmore  Mutual  Funds
unanimously  recommends that shareholders vote for the proposals on this Special
Meeting  agenda.  If  sufficient  votes are not  obtained  before June 1st,  the
expense  to  the  Funds'  adviser  could  be  substantial,   and  another  proxy
solicitation effort will be required.

If you have voted your proxy  since  this  letter was  mailed,  we thank you for casting  your vote.  If you have not yet  voted,  please  understand  that it is critical  that we receive  enough votes to complete the business of this meeting without additional delay.

More  information  can be found in the proxy  statement,  which  was  previously mailed to you.  If you need  another  copy of the proxy  statement,  or have any proxy-related questions, please call 1-800-398-1247 for assistance.

In order to obtain the necessary  votes, we need your vote today.  Please take a moment now to cast your vote using one of the options listed below:

1.   Vote by  touch-tone  phone.  You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy ballot(s).

2.   Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet  address  located on the  enclosed  proxy  ballot(s)  and following the instructions on the website.

Please  do not  hesitate  to  call  toll-free  1-800-398-1247  if you  have  any questions  regarding  this  matter.  Thank you in advance  for your  assistance.
Please take a moment now to vote.

Sincerely,

/s/John H. Grady
John H. Grady
President & CEO
Gartmore Funds

URGENT NOTICE
                                                     [GARTMORE FUNDS LOGO]
May 22, 2007                                         1200 River Road, Suite 1000
                                                     Conshohocken, PA  19428

Dear Valued Shareholder:

Our records indicate that we have not yet received your important proxy vote for the Special Meeting of  Shareholders  of Gartmore Mutual Funds.  The Meeting was
held on April 25, 2007 but was  adjourned  for certain Funds until June 1, 2007, at 3:00 p.m. in order to solicit  additional votes. The reconvened  meeting will be held at the address  above.  This  Special  Meeting is very  important to the business  of your  Fund(s).  The Board of  Trustees  of  Gartmore  Mutual  Funds
unanimously  recommends that shareholders vote for the proposals on this Special
Meeting  agenda.  If  sufficient  votes are not  obtained  before June 1st,  the
expense  to  the  Funds'  adviser  could  be  substantial,   and  another  proxy
solicitation effort will be required.

If you have voted your proxy  since  this  letter was  mailed,  we thank you for casting  your vote.  If you have not yet  voted,  please  understand  that it is critical  that we receive  enough votes to complete the business of this meeting without additional delay.

More  information  can be found in the proxy  statement,  which  was  previously mailed  to you.  If you  need  another  copy of the  proxy  statement,  have any
proxy-related   questions  or  to  vote  your  shares  by  phone,   please  call
1-800-398-1247 for assistance.

In order to obtain the necessary  votes, we need your vote today.  Please take a moment now to cast your vote using one of the options listed below:

1.   Vote by Telephone.  You may cast your vote by calling our  toll-free  proxy hotline at  1-800-398-1247.  Representatives  are  available to record your vote Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

2.   Vote by  touch-tone  phone.  You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy ballot(s).

3.   Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet  address  located on the  enclosed  proxy  ballot(s)  and following the instructions on the website.

Please  do not  hesitate  to  call  toll-free  1-800-398-1247  if you  have  any questions  regarding  this  matter.  Thank you in advance  for your  assistance.
Please take a moment now to vote.

Sincerely,

/s/John H. Grady
John H. Grady
President & CEO
Gartmore Funds